UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): September 2, 2004
                           --------------------------


                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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Item No. 8.01     Press release dated September 2, 2004
                - Confirmation - Debt Repayment


                                                                 Press enquiries
                   David Beck tel +44 207 306 1490; email david.beck@marconi.com

                                                            Investor enquiries:
          Heather Green tel: + 44 207 306 1735; email: heather.green@marconi.com


               MARCONI COMPLETES REPAYMENT OF RESTRUCTURING DEBT

London - 02 September 2004 - Marconi Corporation plc (London: MONI and NASDAQ:
MRCIY) announces that it has now completed the full repayment, within 16 months, of the $1.2 billion of debt that it assumed upon completion of its financial restructuring on 19 May 2003. This debt was originally due for repayment by 2008.

The last part of the $717m of Senior Secured Notes Due 2008 were redeemed on 1 September 2004. The $487m of Junior Secured Notes were fully redeemed earlier this year.

Mike Parton, Chief Executive, said;

"The re-emergence of Marconi has been completed with the repayment of the last of the debt that we took on as part of our restructuring. An anticipated annual interest charge of over $100m per annum has been eliminated through the prompt repayment of the debt."

"The early paydown of all of our restructuring debt is an excellent achievement. We have emerged with a strong balance sheet and can now fully focus our efforts on growing our business."

ENDS/...

Notes to editors

About Marconi Corporation plc

Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange under the symbol MONI and on NASDAQ under the ticker MRCIY. Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2004 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.

This press release contains forward-looking statements with respect to products, partners, customers, future growth and other matters. Please refer to the Form 10-K report filed by Marconi Corporation plc with the United States Securities and Exchange Commission for a discussion of risks that could cause actual results to differ materially from such statements.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: September 2 2004